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                     LOOMIS SAYLES AGGRESSIVE GROWTH FUND
                                 (the "Fund")

  Supplement dated November 20, 2006 to the Loomis Sayles Retail Equity Funds Prospectus dated February 1, 2006, as may be revised or supplemented from time to time

At a meeting held on November 17, 2006, the Board of Trustees of Loomis Sayles Funds II approved a change in the name of the Loomis Sayles Aggressive Growth Fund to the Loomis Sayles Mid Cap Growth Fund, effective February 1, 2007. In addition, the Trustees approved the changes to the investment strategy of the Fund described below, also effective on February 1, 2007.

Prospectus Changes

Effective February 1, 2007, all references to the Loomis Sayles Aggressive Growth Fund are replaced with "Loomis Sayles Mid Cap Growth Fund."

Effective February 1, 2007, within the section "Principal Investment Strategies" the first paragraph is revised with respect to Loomis Sayles Aggressive Growth Fund to read as follows:

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest in companies of any size.

                                                                  M-LSSP64-1106